Exhibit 10.8


                                              December 22, 1997
                                         Bedford, Massachusetts

                             Promissory Note
                             ---------------
On December 22, 1997 for value received, the undersigned promises to pay to the order of Shiva Corporation the total amount of $50,000.00. This note is payable on December 31, 2000.


By:/s/ Frank A. Ingari
   -------------------

Name:  Frank A. Ingari
       Growth Ally, LLC
       10 Mt. Vernon St. #230
       Winchester, MA 01890


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